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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 2)

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 20, 2005
                                          --------------

                        AMERIRESOURCE TECHNOLOGIES, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

          0-20033                                      84-1084784
          -------                                      ----------
   (Commission File Number)               (IRS Employer Identification Number)


            3440 E. Russell Road, Suite 217, Las Vegas, Nevada 89120
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (702) 214-4249
                                  -------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01         Changes in Registrant's Certifying Accountant.

         The firm of Clyde Bailey, PC ("Firm") resigned as independent auditors for AmeriResource Technologies, Inc. ("Registrant") as of May 3, 2005. The Firm informed the Registrant that its resignation was due to a decision on its part to the health and other reasons of Clyde Bailey. During the Registrant's two most recent fiscal years, the Firm's report did not contain an adverse opinion or a disclaimer of option, nor was their report qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years, and any subsequent interim period prior to the resignation, management had no disagreements with the former certifying accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure. On May 6, 2005, the Board of Directors approved the retention of the firm of Franklin Griffith & Associates to serve as its independent certifying accountant effective May 6, 2005.


Item 9.01         Financial Statements and Exhibits.

         The Exhibit Index preceding the exhibits is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 2nd day of August 2005.

                                                AmeriResource Technologies, Inc.


                                               By: /s/ Delmar Janovec
                                                   -----------------------------
                                                AmeriResource Technologies, Inc.
                                                By: Delmar Janovec, President

EXHIBIT INDEX

Exhibit No.   Page     Description of Exhibit

16.1           4       Notice of Resignation of Clyde Bailey, dated May 3, 2005

16.2           5       Letter from Clyde Bailey, P.C. to the Securities and
                       Exchange Commission dated August 1, 2005

                                                                    Exhibit 16.1

Clyde Bailey, P.C.
------------------------------------------------------------------------




                                                                        Member:
                                                     American Institute of CPA's
                                                          Texas Society of CPA's

May 3, 2005


AmeriResource Technologies Inc.
3440 E. Russell Road, Suite 217
Las Vegas, Nevada 89210

Due to health and other reasons I must resign as the auditor of your company. I have made arrangements for another well qualified firm to take over the audit that had been planned for my firm to perform, provided you are in agreement. The president of the other firm, Clint Bateman, may be contacted at the phone number address below.

                           Clinton F. Bateman, CPA, President
                           Bateman & Co., Inc., P.C.
                           5 Briardale Court
                           Houston, TX 77027-2904
                           (713) 552-9800
                           (713) 528-9700  FAX
                           cbateman@batemanhouston.com

Thank you for having allowed me to work with you.


Sincerely,


/s/ Clyde Bailey
----------------
Clyde Bailey

                                                                    Exhibit 16.2

Clyde Bailey P.C.
Certified Public Accountant
10924 Vance Jackson #404
San Antonio, Texas 78230

August 1, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


Dear Sirs/Madam:

I have read the statements made by AmeriResource Technologies, Inc., which I understand will be filed with the Commission, pursuant to item 4 of Form 8-K as part of the Company's Form 8-K/A, dated June 20, 2005. I agree with the statements concerning my firm in such Form 8-K.

Sincerely,


/s/ Clyde Bailey
----------------
Clyde Bailey, P.C.

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